Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
11.	Commitments and Contingencies

Operating lease

The Company has an operating lease to rent an office space in Shanghai. The lease term is 12 months, with the option to renew annually. Rent expense was $7,839, $7,324 and $7,320 and is included in general and administrative expenses for the years ended December 31, 2021, 2020 and 2019, respectively. The Company has renewed the same operating lease with a term from January 1, 2022 to December 31, 2022, with all other lease contents remaining the same.

Purchase of land use right and factory building

As described in Note 7, according to contracts signed on October 22, 2018 and April 20, 2020, the Company would pay the remaining amount of RMB 12.5 million ($1.96 million) and RMB 39 million ($6.12 million) respectively, when the land use right and factory building were transferred to the Company.

Other commitments

The Company did not have other significant commitments, long-term obligations, or guarantees as of December 31, 2021, 2020 and 2019.

Contingencies

The Company is subject to legal proceedings and regulatory actions in the ordinary course of business. The results of such proceedings cannot be predicted with certainty, but the Company does not anticipate that the final outcome arising out of any such matter will have a material adverse effect on our consolidated business, financial position, cash flows or results of operations taken as a whole. As of December 31, 2021, 2020 and 2019, the Company is not a party to any material legal or administrative proceedings.